UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2017

Select Income REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-35442	45-4071747
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8303

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐            Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the term “the Company” refers to Select Income REIT.

Item 5.07.                Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of the Company held on May 23, 2017, the Company’s shareholders elected Donna D. Fraiche as the Independent Trustee in Class II of the Board of Trustees for a three year term of office until the Company’s 2020 annual meeting of shareholders and to serve until her successor is elected and qualifies. Ms. Fraiche received the following votes:

For	Withhold	Broker Non-Votes
53,747,313	15,489,328	13,424,362

The Company’s shareholders also elected Adam D. Portnoy as the Managing Trustee in Class II of the Board of Trustees for a three year term of office until the Company’s 2020 annual meeting of shareholders and to serve until his successor is elected and qualifies. Mr. Portnoy received the following votes:

For	Withhold	Broker Non-Votes
50,279,147	18,957,494	13,424,362

The Company’s shareholders also ratified the appointment of Ernst & Young LLP as the Company’s independent auditors to serve for the 2017 fiscal year. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
82,014,525	532,321	114,157	—

The results reported above are final voting results.

Item 8.01.                Other Events.

On May 23, 2017, the Company updated its Trustee compensation arrangements. A summary of the Company’s currently effective Trustee compensation arrangements is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Consistent with the Company’s Trustee compensation arrangements, on May 23, 2017, the Company granted each of the Company’s Trustees an award of 3,000 common shares of beneficial interest, $.01 par value, of the Company (the “Common Shares”) valued at $24.13 per share, the closing price of the Common Shares on The NASDAQ Stock Market LLC on that date.

Item 9.01.                Financial Statements and Exhibits.

(d)                                 Exhibits.

10.1                        Summary of Trustee Compensation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT INCOME REIT

By:	/s/ John C. Popeo
Name:	John C. Popeo
Title:	Chief Financial Officer and Treasurer

Date:  May 26, 2017